UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 14, 2008

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

California	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7800 Woodley Avenue Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)
Registrant's Telephone Number, Including Area Code: (818) 781-4973
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Explanatory Note

On March 20, 2007, we filed a Form 8-K that contained Exhibit 99.1 – Press Release, dated March 14, 2008, announcing the unaudited results of our operations for the fourth quarter and year 2007, and Exhibit 99.2 – Transcript of Earnings conference call held on the same day as the press release.  On March 29, 2007, we determined that a tax benefit of $1.0 million included in our fourth quarter and annual 2007 income tax provision should have been included in the restatement of our 2006 operating results.  Following the filing of our 2007 Annual Report on Form 10-K on March 31, 2008, we issued a press release revising our previously announced unaudited operating results for the fourth quarter and year 2007 that included the correct income tax amounts for each period.  This amendment to our Form 8-K filed on March 20, 2008, is solely for the purpose of furnishing a copy of our March 31, 2008 press release, with revised unaudited operating results for the fourth quarter and year 2007.

Item 2.02 Results of Operations and Financial Condition

On March 31, 2008, we issued a press release revising our previously announced unaudited results of our operations for the fourth quarter and year 2007.  The text of that announcement is attached as Exhibit 99.1.  This exhibit is incorporated herein by reference.  In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filings.

This Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict.  Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors and risks discussed from time to time in the our Securities and Exchange Commission filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions. Such forward-looking statements speak only as of the date on which they are made and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
99.1	Press release, dated March 31, 2008, as issued by Superior Industries International, Inc. revising its unaudited results of operations for the fourth quarter and full year of 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)
Date: April 2, 2008
/s/ Erika H. Turner
Erika H. Turner
Chief Financial Officer